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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 20, 2004


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                             DRESSER, INC.
        (Exact name of registrant as specified in its charter)

           Delaware                     333-60778             75-2795365
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)


                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)



                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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 Item 12.  Results of Operations and Financial Condition

On August 20, 2004, Dresser, Inc. provided financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DRESSER, INC.

Date: August 20, 2004             By:               /s/ STEVEN G. LAMB
                                     -------------------------------------------
                                                      Steven G. Lamb
                                           Chief Executive Officer and President




                                                   /s/ JAMES A. NATTIER
                                     -------------------------------------------
                                                     James A. Nattier
                                               Executive Vice President and
                                                  Chief Financial Officer





                                                    /s/ THOMAS J. KANUK
                                     -------------------------------------------
                                                      Thomas J. Kanuk
                                                 Corporate Controller and
                                                 Chief Accounting Officer





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                                  EXHIBIT INDEX



Exhibit No.     Description
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    99.1        Press Release.





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